TO OUR SHAREHOLDERS:
--------------------------------------------------------------------------------

Okay, we all know it's ugly out there. There is a now daily focus on economic and corporate shortcomings, sadly including a fair dose of scandalous behavior. The effect on stock prices has been understandably depressing. In short, the stock market in 2002 has been nasty and brutish, particularly so as the second calendar quarter has progressed. There has been no shortage of well-publicized blowups of companies that looked like "values" to some, but now appear to represent permanently impaired investments. We have avoided the notable meltdowns of companies plagued by management or accounting misdeeds.


PERIODS ENDED 6/30/02   OAK VALUE FUND    S&P 500
 Three Months               -13.3%         -13.4%
 Six Months                 -12.5%         -13.2%
 One Year                   -16.8%         -18.0%
 Three Years                 -1.9%          -9.2%
 Five Years                   6.3%           3.7%
 Fund Since Inception*       13.3%          11.1%
 * 1/18/93 - 6/30/02

No one at the Oak Value Fund cheers when our advantage is losing less money than others, even in the short run and we know they don't accept relative performance as legal tender at grocery stores, schools, or travel agencies. Nonetheless, the environment has been painful for years now, but it hasn't been as bad for us as it has for many, many others. In this light, we are at least satisfied that we have carefully navigated the Fund in a market that often seems more like a minefield, with a long term track record that is not only intact but solid.

In the current environment, we remain vigilant about observing corporate and business behavior and performance, and are not discouraged by month-to-month, market-driven portfolio results. Instead, we mark progress toward our goal of real growth of capital over longer time horizons, and we rely on the progress of the businesses, not day-to-day market prices to validate our analyses. We frankly accept shorter periods of under-performance as inherently the nature of investing in businesses via liquid capital markets. If we do our homework properly, such environments can represent a "planting season" opportunity. We believe that we will look back on this period as an environment in which good businesses were temporarily offered at tremendous discounts, offering rich soil for planting positive portfolio results. Or as one of us put it recently, we are looking across the canyon, and other investors seem to be staring into the abyss.

For example, we believe that market participants are incorrectly comparing Charter Communications and Comcast, two holdings in the Fund portfolio, to the melt down situation at Adelphia, a cable competitor whose management allegedly defrauded its investors by concealing company liabilities and management self-dealing. While Charter and Comcast are in the same business, we think it is shortsighted to assume that they have therefore maintained the same business and accounting practices. The cable businesses themselves are fine (please see our 1Q '02 Fund portfolio commentary for a longer description of our investment thesis for the cable industry), reporting double digit revenue and cash flow growth. The market has chosen to punish the stocks anyway. In just one instance of how we expect that our rational actions in an irrational environment will help build solid future results, our response was to substantively increase the Fund portfolio weighting in both positions during the second quarter. Charter and Comcast are two specific examples among several portfolio companies that have solid long term business models, and are executing them well, despite a stock market response that has chosen for now not to care.

In our view, periods such as these are largely emotionally rather than rationally influenced, driving individual company stock prices away from (sometimes higher away, sometimes lower away) a level supported by their fundamental business economics. Short-term performance in this environment has clearly been challenging, a condition that could unfortunately persist for a time yet. We think it is only prudent to remind readers that we expend little effort attempting to predict or project future "market" returns. Our experience suggests that we are sufficiently adept at identifying "what" is likely to happen with respect to select individual businesses that meet our criteria. However, predicting the "what" or "when" of the market at large would represent an unproductive (at best) use of our time.

Still, we maintain that our prospects for satisfactory long-term results are enhanced by periods such as we find ourselves in as investors of Fund shareholders' capital today. Certainly that has been our experience in past environments in which currently quoted stock prices so substantially trailed our higher assessments of intrinsic values for portfolio holdings. Eventually, as Ben Graham was known to say, "value will out," as stock prices move away from their occasionally under- or over-valued trajectories and into more rational orbits that are more closely related to the financial realities inherent in the business in which the stock represents ownership. We expect and in fact look forward to that outcome. We trust you do as well.

/s/ George W. Bremley
George W. Brumley, III, Co-Manager

/s/ David R. Carr
David R. Carr, Jr., Co-Manager

NOTE: Please see the Important Information section of this report on page 12 for information that applies to both this letter and the Management Discussion and Analysis that follows.

OAK VALUE FUND - MANAGEMENT DISCUSSION AND ANALYSIS
BY CO-MANAGERS GEORGE W. BRUMLEY, III AND DAVID R. CARR, JR.
--------------------------------------------------------------------------------

"PATIENCE AND PERSEVERANCE HAVE A MAGICAL EFFECT BEFORE WHICH DIFFICULTIES DISAPPEAR AND OBSTACLES VANISH." - John Quincy Adams

Much of the overall market's malaise seems to us to be related to negative sentiment, and investors' newfound hyper-skepticism created by the few reported egregious examples such as WorldCom and Adelphia. Against that backdrop, we are not terribly surprised that several Fund portfolio positions have experienced price weakness. The Fund most definitely has stocks that have declined in price, some by a fair amount, and we will address several of those in the pages that follow. But in our view, some of the worst performing STOCKS actually have healthy underlying BUSINESSES, and possess fundamentals that are much more valuable than what is being accorded them by recent market quotes. The possibilities that such unfounded pricing implies for future results find us ironically more enthused about prospective opportunities than we have been in some time, even in the face of an unattractive near-term market landscape. Things look bad, but in our view, they aren't as bad as they look.

The good news is that we have by and large protected capital in the worst BEAR MARKET (there, we said it) in a generation. Furthermore, we believe we are well equipped by training, background and experience to capitalize on this environment, where we are seeing opportunities served up now almost daily. We offer this comfort for investors: our long experience indicates that underlying intrinsic values for businesses just don't change as fast as stock prices do, particularly as they have in recent weeks. Clearly in times of market turmoil such as these, the Fund portfolio, based as it is on the market's latest quotations, can and will lose stated value along with the rest of the market. On the other hand, we simply don't think that today's prices are either an accurate or a permanent reflection of the value of the portfolio of businesses we have purchased on shareholders' behalf.

                           VARIOUS BENCHMARK RETURNS
                              AS OF JUNE 30, 2002

                                                                            2Q02                              1 YEAR
                                                                            ----                              ------
Dow Jones Industrials                                                      -10.7                              -10.3
Value Line                                                                 -11.5                               -7.7
S&P 500                                                                    -13.3                                -18
Lipper*                                                                    -12.2                              -16.5

*Average US Diversified Stock Fund
Source: Lipper, Bloomberg, WSJ

                                PORTFOLIO UPDATE

In a period of sizable volatility, investors understandably crave additional information from us that goes beyond reported results. Shareholders want to know what we are doing. We are doing the same things we always do: meeting with companies and assessing the progress of companies held in the Fund portfolio. We provide the following summary assessment of our thoughts and actions related to the Fund portfolio for the second quarter. (In all the cases where we have added to existing portfolio positions, we've detailed our thoughts on the companies before. We have compiled a separate appendix that excerpts our thoughts about each company from prior portfolio commentary or semi-annual report publications. The Appendix is available to interested parties upon request. Please email us at info@oakvalue.com or call Kimberley Holleman at 800-680-4199.)

[ ] Charter and Comcast were the biggest performance offenders for the quarter, costing the Fund several percentage points by themselves.

  - We think market participants are incorrectly comparing Charter and Comcast to the melt down situation at Adelphia. We have noted the progress of both businesses and met with both management teams during the quarter. They are reporting double-digit revenue and cash flow growth, driven by adding high margin services to their existing subscriber base. (See our 1Q '02 Fund portfolio commentary for a longer description of our investment thesis for the cable industry.) Our response was to substantively increase the Fund portfolio weighting in both positions during the second quarter. These two companies have solid long-term business models, and they are executing them well.

[ ] Adding the performance of Interpublic Group, Cendant and Schering Plough gets to about the halfway point of the Fund portfolio's quarterly losses. We already had adequate exposure in the portfolio for Cendant, but added to Interpublic and Schering.

  - Cendant is, in our view, still being punished for past accounting sins (a fraud that was notably perpetrated against current management by a company they acquired, not by them) related to their acquisition of CUC back in the late 1990s. We had already instituted a full portfolio position in late 2001 when the stock was even weaker. Cendant was our best performing selection in 2001. Though it has given back some of that gain, it remains appreciably above our initial cost basis for the Fund. We are not surprised at the stock's weakness in an environment of accounting skepticism. We have met with management many times and are familiar with the strength of the travel distribution and real estate businesses at Cendant. Cendant provides a diversified group of services to businesses and consumers, primarily through franchise operations of hotels, rental cars, real estate brokerage and tax preparation. We are confident that those divisions will continue to produce cash flows that are real, providing visible results that the market will ultimately be unable to ignore.

  - The "news" driving down Interpublic likely relates to a weak economy and the associated slow growth in advertising. We have owned Interpublic for a number of years, selling the Fund position in the first half of 2001 at a higher price and returning later that year when shares sold off based on cyclical ad weakness and terrorism fears. Long-term, advertising is an attractive business that we know well, one that operates as a "toll booth" on the growth of other businesses that must advertise and market their products and services in order to grow. We are often motivated by price, and feel that at recent repurchase prices we are more than adequately compensated for concerns we view as short term, cyclical, and frankly short sighted. We bought more Interpublic for the Fund during the second quarter of 2002.

  - Schering Plough continues to be impacted by an onslaught of negative sentiment about the drug industry. We outlined much of it in our 1Q '02 Fund portfolio commentary, along with our assessment that while the concerns were interesting, they were being overdone in terms of impact on stock prices. That assessment remains true, only stock prices are now even lower. We reacted to the market's mispricing by being on the buy side of the depressed traders, increasing the Fund's position in both companies (Merck and Schering Plough).

[ ] Five more portfolio positions - Dow Jones, AOL Time Warner, Household International, XL Capital, and Merck - round out the top ten contributors to negative performance, and cover the lion's share of the Fund's second quarter losses.

  - Our comments above for Schering Plough apply equally to Merck.

  - We increased Fund portfolio exposure during the quarter to Dow Jones. The company's share price has come under pressure due to a cyclical dip in advertising revenues, particularly in the crown jewel Wall Street Journal. Dow Jones possesses valuable assets that we believe will perform well long term and produce cash flow on a per share basis that is very attractive relative to recent market prices.

  - We felt that the Fund had adequate exposure to, or we were not adequately motivated, by relative price changes in XL and Household.

  - We sold all of the final position in AOL Time Warner in order to realize a capital loss as an offset to previous realized capital gains in the Fund. We had generated realized gains, incongruous as that condition appears given the market's swoon, via sales of appreciated positions in Tiffany, USA Interactive, Goldman Sachs, Waters Corp., Avon, and others. While we recognize that the Fund shareholder base consists of a combination of tax-deferred as well as taxable ownership, we felt it prudent to mitigate the realized gain for our taxable shareholders. We know that taxable distributions are doubly painful to shareholders when coupled with a negative return environment. We like the long term fundamental value represented by AOL Time Warner's shares at recent prices, but feel there is limited opportunity cost risk associated with not owning the stock for a limited window in the portfolio at a time when stock prices are generally under intense pressure. Under the provisions of the U.S. tax code, we are welcome to return to any of these investments after 31 days, - the "black out" period required to avoid the "wash-sale" rule and negate the tax loss - should we find that action to be a prudent allocation of capital at that time.

In summary, we increased portfolio weightings in six of the ten worst performing stocks in the Fund portfolio, based on our positive assessments of their underlying businesses, and we maintained positions in the other four companies. We sold all of the final position, AOL Time Warner, in order to realize a capital loss as an offset to previous realized capital gains in the Fund.

By the way, the eleventh worst performer in the portfolio was Berkshire Hathaway, our largest holding in the Fund for a good while now. We maintain our bullish outlook for Berkshire and have detailed the thoughts (just about all of them, in fact) that support that opinion in a recently published review of Berkshire Hathaway titled, "JUST WHEN YOU THOUGHT THE INVESTING WATER WASN'T SAFE." It can be found on the Fund's website www.oakvalue fund.com in the Latest and Greatest Section and/or hardcopies are available from us. While you are on the website, take a peek at various items we have posted for insomniacs and value investing fiends alike. There are several third party articles that we think lend some insight into the investing environment, as well as a few thoughts of our own, primarily about the investment research process. (Hard copies also available upon request.)

                       DISTRIBUTION BY BUSINESS CATEGORY
                              AS OF JUNE 30, 2002
[GRAPH]

Cash & Equivalents     Basic Materials   Consumer Related   Diversified   Finance Related   Healthcare   Insurance
        3%                    2%                13%            16%               16%            8%         13%

Marketing Services     Media               Technology        Telecom
       6%               9%                     3%              11%

                                RESEARCH PROCESS

"THOSE WHO CANNOT REMEMBER THE PAST ARE CONDEMNED TO REPEAT IT." - George Santayana

The sour cherry on the stock market's recently melting sundae has been the meaningful erosion in investor confidence stemming from reports of corporate misdeeds and financial misrepresentation. A parade of revelations of the general lack of corporate ethics (to say the least; fraud, to say the most) in financial reporting certainly appears more problematic, at least at first glance. The reported travails of Enron, Adelphia, Arthur Andersen, and WorldCom have insidi-ously sapped investor confidence. In response, it seems that everyone from Howard Stern to President Bush acknowledge that the financial reporting system is in need of some improvement. Given the horrendous malfeasance we have watched unfold of late, it's easy to see why. We certainly aren't going to apologize for corporate scoundrels; they should be prosecuted, jailed, and stripped of ill-gotten gains. We do however feel compelled to point out here that what's happening in the market is neither new nor different. We quote from Ben Graham's INTELLIGENT INVESTOR, 1973 Fourth Revised Edition (EMPHASIS OURS).

  "About a half century ago [the 1920s], the "miracles" were often accompanied by flagrant manipulation, misleading corporate reporting, outrageous capitalization structures, and other semifraudulent financial practices. All this brought an elaborate system of financial controls by the SEC, as well as a cautious attitude toward common stocks on the part of the general public. ...The specific malpractices banned after the 1929 crash were no longer resorted to - they involved the risk of jail sentences. But in many corners of Wall Street they were replaced by newer gadgets and gimmicks that produced very similar results in the end. ...It is amazing how, in a completely different atmosphere of regulations and prohibitions, Wall Street was able to duplicate so much of the excesses and errors of the 1920s. ...No doubt there will be new regulations and new prohibitions. ...BUT IT IS PROBABLY TOO MUCH
  TO EXPECT THAT THE URGE TO SPECULATE WILL DISAPPEAR, OR THAT THE EXPLOITATION OF THAT URGE CAN EVER BE ABOLISHED. It is part of the armament of the intelligent investor to know about these "Extraordinary Delusions' and to keep as far away from them as possible."

In our view, the recent spate of accounting misdeeds is not news. The potential for cheating is serious, and is unfortunately as old as business itself. We know some observers are portraying themselves as shocked - shocked! - that corporations would present their results in a way that was perhaps overly flattering. We hope we aren't adding to the atmosphere of cynicism by pointing out that we think that it was and is naive to accept reported financial statements at face value, without adding further investigation, context, and knowledgeable professional judgment. Professor Graham himself acknowledged as much, right in his text book, setting forth the principles of fundamental analysis, SECURITY ANALYSIS, first published in 1934. He there advocated a modification of financial statement items for entries that might mean, "a good deal more or less than they say." We've always tried to keep that admonition in mind; many investors have only recently begun to see what the "less" part can lead to, and it isn't pretty. For a further example of Professor Graham's prescience on this "new" issue, see the Appendix to the Chairman's Letter section of the 1990 Berkshire Hathaway annual report. It is a fascinating parody penned by Graham in 1936 which eerily presages the possibility for financial chicanery that has become, of late, all too familiar.

For those who know how to intelligently and conservatively value businesses, the current environment is serving up more bargains than it has in a long time. While there are likely more skeletons in corporate closets, they aren't in every closet. But the landscape of late has highlighted the importance of discriminating between those companies possessing, and those in want of, solid prospects, healthy operating and financial environments, and honest portrayals of their results. In such an environment we are well prepared to make just those discriminations, those appropriate judgments to differentiate among businesses and identify superior investment opportunities. It's what we do here at the Oak Value Fund.

The security prices of a collection of quality companies, encompassing a circle far beyond the accounting miscreants themselves, have been negatively impacted. It helps to be able to determine which ones deserve that downward price adjustment and which ones don't. We certainly have no sympathy for corporate reprobates, though we have noted indications of the pendulum swinging too far in the direction of presuming corporate misbehavior. We find less than perfect credibility in the recent "chicken little" chorus, coming as it often does from dear departed members of the new economy glee club, many of whom quite recently crowed "this time it's different" in the opposite direction. Forgive us the aside, but at the recent Berkshire Hathaway annual meeting, Warren Buffett pegged this crowd best, we think, when he mused in a mock-CNBC interview for the company movie, "I'm being second-guessed by the guys at CNBC who told people to buy Pets.com?"

Faced with uncertainty, we think that it helps to maintain context, a sense of market history, such as that provided by Professor Graham above. We've seen this movie before, as it were. We also know that in fact some of the bitter harvest of today's environment stems from seeds planted in times that were, shall we say, bubblier. We knew in 1999 and 2000 that for many highflying stocks, underlying business fundamentals were absent or purported growth simply didn't mesh with reality. We watched in amazement at the rewards heaped on owners of their shares in that crazy environment, humming a bar from singer Joe Jackson to ourselves "'cause if my eyes don't deceive me there's something going wrong around here." It now appears there was something quite wrong. Anyone who fails to connect the dots of past market mania to recent disappointment when castigating newly unearthed sins is being disingenuous.

Here's an example that places the issue of measured and thoughtful consideration of accounting treatment in real world context for Fund portfolio holdings. The media has recently reported that Merck inflated its revenues by passing patient co-payments through its income statement for its Medco pharmacy benefits management (PBM) division. We of course investigated these allegations of evil doing, and here are our conclusions in brief. Merck's Medco unit accounted for the co-payments consistent with accounting principles and with another competitor, one of many examples where accounting principles allow for differences of opinion that must be interpreted by the analyst. In that regard, we find it telling that net earnings were unaffected, as the same amount (roughly $12 billion over three years in which total revenues were over $120 billion) was added to revenue and simultaneously subtracted as an expense. Drug stocks are not valued on multiples of revenue (that was a dot-com convention); it's awfully hard for us to see either sinister motive or meaningful economic impact of an accounting treatment whose only effect on financial results is lower reported gross margins in an already margin-challenged business.

In our view, the whole thing amounts to sound and fury, signifying nothing, until you consider the pounding that Merck's stock price took. Merck traded down 4% on June 21st, the date of the first publication, down 2% on the July 8 publication of the last front page Wall Street Journal story, and another 5% the following day. We can't see that this story even gets past an editor in anything other than the suspicious environment we're in now. To what end is management purported to be skewing results? If anything it seems to us they would prefer to dress up profitability by excluding the co-payments - voila identical profits on lower revenue and consequently improved margins. In the current "off with their heads" search for corporate shenanigans, we're quite sure that choice would have resulted in similar charges of inflated profits leaving Merck management with a Hobson's choice. If you don't believe us, take it from the Journal's own opinion makers, who contradicted the coverage twice presented in cover stories published IN THEIR OWN PAPER stating in a July 12 editorial, "The blue-chip drug company Merck was clobbered this week over a completely spurious accounting scandal that forced the postponement of its long-planned Medco spin-off. Yet had Merck not recorded the controversial co-payments as revenue, somebody would be flaying it now for inflating profit margins."

Don't misunderstand us: we are very much in the camp that recognizes the importance of understanding accounting and its myriad assumptions. (In our view, just getting average investors and journalists to acknowledge that accounting is partially about facts and partially about assumptions, and that investment analysis is all about evaluating the reasonableness of both of those would be progress, but we digress). We are long standing practitioners of the "if you want it done right, do it yourself" school of investment research. Frankly, we worry as much or more about getting fair treatment as shareholders of Fund portfolio companies and relying on management to intelligently husband corporate resources in economically rewarding ways as we do about accounting representations. Chief Executives at public companies maintain the all-important power of the purse as well as the requirement to honestly present the results. Many investors are coming to realize that management integrity not only matters, it also COUNTS. We advocate gathering knowledge and background through independent research (reading trade journals, visiting competitors, investigating related businesses, visiting facilities, etc.) in order to develop a sense of context and history into which to fit financial and operating results. (We have waxed rhapsodic in prior communications in a similar vein to this about the nearness and dearness to our hearts of diligent company research. We have packaged several of these excerpts together in a separate publication and, for those interested, copies are available.)

We have run, not walked, away from many past investment situations where things just didn't add up and people made us nervous. They made us nervous because we had taken the time to get a sense for what was achievable and what was not, regardless of how long they may have been able to maintain illusions to the contrary. Mr. Buffett had this to say on the topic recently: "I think most reasonable people can spot fraud. Most crooks look like crooks; they tell you things that are too good to be true." We may get lied to, and our record will never be perfect, but we will at least arm ourselves with industry background as one line of defense and a careful evaluation of management as another.

We aren't suggesting that some structural changes wouldn't help. The SEC's requirement that corporate executives formally certify the accuracy of financial statements seems a good start. Executive compensation is unfortunately often obscene. Having gotten to its current sad state of affairs over a long time period, that's a ship that will take some time to turn around. The related accounting for incentive stock options is an embarrassing and costly cesspool, a fiction that promotes all sort of financial mis-incentives and perversities. (The market has shown signs of perhaps self-policing this issue, with Coca Cola recently agreeing to call options what they are, a current compensation expense.) Importantly, we aren't holding our breath on any of these. The potential for fraud and dishonesty are challenges to be managed in many areas of life, from big-ticket item purchase negotiations, to property repairs, from evaluating charities to real estate transactions. We therefore approach the evaluation of investment choices with the principle of caveat emptor firmly in mind. At the end of the day, having proper knowledge and gaining enough insight about a business to form an investment conclusion is not the job of auditors, the SEC, journalists, politicians, accounting bodies, think tanks, academics, Wall Street analysts, or anybody else. It is the job of the INVESTOR. At the Oak Value Fund, that's us. For our part we value the ability to think, to evaluate each situation according to its context and make a considered judgment, even in a world of imperfect accounting. And as Forest Gump might say, "that's all we have to say about that."

                               PORTFOLIO OUTLOOK

"IF YOU HAVE FORMED A CONCLUSION FROM THE FACTS, AND IF YOU KNOW YOUR JUDGMENT IS SOUND, ACT ON IT - EVEN THOUGH OTHERS MAY HESITATE OR DIFFER. YOU ARE NEITHER RIGHT NOR WRONG BECAUSE THE CROWD DISAGREES WITH YOU. YOU ARE RIGHT BECAUSE YOUR DATA AND REASONING ARE RIGHT." - Benjamin Graham, in THE INTELLIGENT INVESTOR

We will persist in taking the long view, implementing a measured approach to rationally appraising unfolding events in light of business conditions. Frankly, we believe it's the only way to invest. The alternative path selected by too many investors is to base assessments about value on volatile stock prices, an exercise proven over time to be as intellectually bankrupt as it is unsuccessful. The current environment stands as a case in point. Our research efforts have been keenly focused on existing Fund portfolio companies and their fortunes and on selected new opportunities offered in the market. We have endeavored to test our critical assumptions and measured underlying business progress to be sure we haven't overlooked something in our evaluation.

Most of our reviews indicate healthy businesses or at least ones with manageable challenges. Where our evaluations have indicated to us otherwise, we have acted decisively in terms of selling positions, regardless of stock price behavior. In one such example, our assessment of the dismal environment for telecommunication equipment led us to sell Fund portfolio positions in Corning and Tellabs, a decidedly different outcome than our action in the similarly price depressed cable stocks. In hindsight, the overwhelming factor impacting the Fund's disappointing results in Corning and Tellabs has been our lack of appreciation for the depth and severity of the capital spending depression as it has unfolded in the current telecom environment. Their customers have been plagued with over-capacity and have been financially devastated, resulting in collapsed revenues and earnings for all sector participants, a tailspin from which it is difficult to foresee recovery.

We suspect recovery may occur at some point, but have decided it is going to happen without the participation of the capital our shareholders have entrusted to us. We prefer to concentrate our investment ideas in companies dealing from positions of strength. The highlights of our recent assessment of these companies centered around their maintaining enough cash to survive the downturn without experiencing financial difficulties. We decided that if that's the best we can say about their prospects, these are simply the wrong places for us to be allocating capital, especially given attractive valuations we are finding elsewhere. In exiting these positions, we take marginal consolation in the limited influence that small position sizes had on overall portfolio performance and, for taxable shareholders, from the use of the tax losses generated by the sales to offset previously realized portfolio gains and reduce what would otherwise be a larger capital gains distribution for the Fund.

Still, situations in the Fund portfolio like Corning and Tellabs are the exception, not the rule. In our view, Ben Graham's encapsulation of markets many decades ago remains valid: they are voting machines in the short run, weighing machines in the long run. We just don't think that the underlying intrinsic values for most of the businesses in the Fund portfolio have changed as rapidly as their stock prices have in recent weeks. Based on our long observation of business behavior, the actual value of a business is rarely impacted on anywhere near the same order of magnitude as daily stock price changes. The good and the bad businesses all get lumped together and mistreated equally when investors are simply in a selling mood. So we largely ignore the market's daily price quotes because we just don't think they correlate to the values of the businesses we have selected. Often, the emotional nature of daily trading activity leads investors in aggregate to over-react to both perceived good news and bad and to translate those over-reactions into price movements that are all out of proportion to rationally evaluated economic underpinnings.

We think that the most glaring example of this perception/reality, price/value disparity exists in the cable companies Charter and Comcast. We met face to face with both management teams in recent weeks and have, again, evaluated their stock price declines in light of our understanding of their economic fundamentals, the representations of their management teams about their business progress, and our review of their financial disclosures. We have opted to side with what we can understand, track, and measure, i.e., their reported operational and financial progress, versus that which we cannot explain, i.e., the downward pressure on their stock prices over the past 180 days. A summary of relevant metrics for both companies, coupled with their 2002 stock price performance is provided below.

We just don't see the same problems at these companies as those that typically exist (faltering financials, questionable accounting, management turmoil, extreme starting valuations, etc.) when stock prices get hit this hard. And we have looked. Inexplicably, Charter and Comcast are reporting success in their operations, as indicated above. In our view these are the same businesses, only better than they were -- except that they are now roughly 75% cheaper for Charter and 35% cheaper for Comcast than they were at the beginning of 2002. To us, that level of price adjustment is completely incongruous with economic reality, and suggestive that investors simply don't believe what they are seeing in terms of financial and operational progress. We believe recent valuations are extreme on the low side and as such, we hope to profit from the intersection of our knowledge and conviction and other's unfounded skepticism. We substantively increased Fund portfolio weightings in the two cable companies during the second quarter.

                                                                   Stock
                                                                   Price
               Revenue Growth             EBITDA(1) Growth         Change
            2001          2002          2001          2002          2002
          (Actual)   (Estimated(2))   (Actual)   (Estimated(2))   (Actual)
Charter     8.2%        10% - 12%      16.1%        12% - 14%       -75%
Comcast      14%        12% - 14%      10.9%        11% - 13%       -33%
(1) Earnings before interest, taxes, depreciation and amortization.
Sometimes referred to as cash flow. Yes, we know there are all sorts of disputes about the use and abuse of this figure; even our philosophical inspiration, Warren Buffett, is known to disparage its misapplication. It is, however, a common yardstick for measuring value in the cable industry, and a metric which, in conjunction with other valuation tools, we are comfortable that our training and experience qualify us to use with the proper care.
(2) Management estimates.

Many market participants' answer to an economic slowdown (not to mention the accounting peccadilloes of a few companies) has been to sell stocks across the board, as if all current troubles were both permanent and equally distributed. We disagree, and have been happy to be on the other side of a selected few of those trades. While we have taken some "pruning" action in specific positions, we have by and large used the market's swoon as an opportunity to build percentage exposure to existing positions and to selectively add new ones to the Fund's portfolio. This type of "bottom up" assessment of value, based on reasonable assumptions, is what gives us long term comfort in the face of short term performance and a market wind in our faces.

On a recent trip to New York, we took note of the limited clientele that would likely sample the fare of a restaurant we observed: VEGETARIAN KOSHER SOUTH INDIAN. Not just Indian, but South Indian, and no meat, and oh by the way, make it kosher, please. We're talking a pretty specific palate here. We are similarly picky about investments: we seek good businesses, with good management, also available at bargain prices that for some reason ignore or discount the first two factors. In short, we don't think the Fund owns average businesses, and expect it is our belief that their long term superior business performance will ultimately be reflected in their future stock prices. We just can't tell you when. We note that past market history indicates that very satisfactory long-term investment results have accrued to investors in superior businesses, when they have purchased their interests at attractive prices. That likely explains why there are numerous examples of those possessing disciplined, fundamental approaches to evaluating companies experiencing good returns on the heels of negative markets, even when average results in the ensuing market time periods were uninspiring. We expect that some such drivers of future results are currently masquerading as poor performers in a current market all too eager to shoot first and ask questions later. At the Oak Value Fund, we do things the other way around, and expect to be rewarded for that approach over time.

                               PORTFOLIO ACTIVITY

PURCHASES - We have been in the habit of reporting in this space on essentially all new additions to the Fund portfolio, a practice we are adjusting with this writing. There will be instances, as there were during the second calendar quarter of 2002, when we are in the building stages of a portfolio position and will prefer to defer specific discussion about those securities. We judge our investment ideas to be proprietary intellectual capital to be used for the benefit of shareholders, and reckon this approach to be appropriately supportive of our effort to work on their behalf and in their interest. In pursuit and support of that stance, our intent is to make written communications of purchase activity essentially consistent with our disclosure of sales activity, where we typically do not focus on portfolio actions wherein a reduction in the Fund's exposure to selected positions may be underway. In essence, until our intended portfolio action is either complete or no longer contemplated (based on future events, including company developments, our evolving investment opinions, and stock price changes, which may of course logically alter our outlook and subsequent purchase or sale activity) we will defer detailed written presentations of our investment opinion of new and departing ideas.

We will of course continue to comply with all applicable regulatory guidelines with respect to disclosure, to the best of our knowledge and ability.

We initiated a position in Zale Corporation during the second calendar quarter of 2002. Zale's, as it is popularly known, is the nation's largest operator of jewelry stores, operating several separate brand name retail subsidiaries crossing a broad range of consumer types. We have built an extensive knowledge base about the workings of the jewelry business over the past half-decade or so. We have gathered rich context and intelligence through ownership of Tiffany and before that from Berkshire Hathaway subsidiary Borsheim's (which was in fact the catalyst for visiting Tiffany in 1998). We recognize that Zale's is neither a Borsheim's nor a Tiffany in terms of quality of brand name or competitive position. Nonetheless, we understand the fundamentals of the jewelry business, and believe that recent worries about economic weakness have overly punished Zales' shares. At this writing, shares of Zale's change hands at less than ten times trailing earnings. In our view, this is solid business, with a pristine balance sheet, in an industry with attractive economics - available at a great price to boot.

SALES - We discussed the disposition of Corning and Tellabs above in the PORTFOLIO OUTLOOK section. We acted with a similar motivation to that described above in the PORTFOLIO UPDATE section for AOL Time Warner in eliminating the Fund's holding in Scientific Atlanta. In other selling activity, the Fund profitably exited positions in two other investments, Washington Post, and USA Interactive, for roughly similar reasons. USA Interactive (formerly USA Networks) and Washington Post experienced healthy appreciation in 2002 (and from the portfolio's average acquisition costs) in an otherwise dismal market, moving them to relatively less attractive measurements when comparing their current stock prices to intrinsic values. USA in particular was a great performer for the Fund over the past year. Most of the reduction in that position was completed in the first calendar quarter of 2002, as its stock price rebounded significantly from lows touched in late 2001. We like the underlying businesses and management teams for both USA and "the Post", and could potentially be induced to initiate positions in the future, at better ratios of stock price to our estimated intrinsic value.

---------------------------------------------------
   2Q 2002 SALE ACTIVITY (ELIMINATED POSITIONS)
---------------------------------------------------
  POSITION (BUSINESS)         REASON FOR SALE
---------------------------------------------------
    AOL TIME WARNER      To realize a capital loss
     (PUBLISHING,        as an offset to previous
     INFORMATION &       realized capital gains in
    ENTERTAINMENT)       the Fund.
---------------------------------------------------
        CORNING          Less consistent business
       (TELECOM)         results indicated changed
                         circumstances versus our
                         original investment
                         analysis.
---------------------------------------------------
        TELLABS          Less consistent business
       (TELECOM)         results indicated changed
                         circumstances versus our
                         original investment
                         analysis.
---------------------------------------------------
  SCIENTIFIC ATLANTA     To realize a capital loss
  (TELECOMMUNICATION     as an offset to previous
      EQUIPMENT)         realized capital gains in
                         the Fund.
---------------------------------------------------
    USA INTERACTIVE      Price target achieved.
        (MEDIA)
---------------------------------------------------
  WASHINGTON POST CO.    Price target achieved;
        (MEDIA)          superior price-to-value
                         ratios available
                         elsewhere.
---------------------------------------------------

                                   CONCLUSION

We believe that our long term portfolio results for the Fund will be driven by our ability to consistently identify good businesses, run by good management teams, and added to the Fund portfolio when we believe they are available at attractive prices. The current backdrop seems to us one in which market participants are having more than their ordinary diffi-culty in discriminating between those companies possessing, and those in want of, solid prospects, healthy operating and financial environments, and honest portrayals of their results. In times of market turmoil such as these, we must remind ourselves and our shareholders that short term performance is based on the market's latest quotations. These quotations, as painful and unsettling as they may be, in our opinion vary widely from the underlying value of the businesses in which we have invested.

Market psychology has turned decidedly negative, and it has been a powerful force, punishing stocks that have either no news or good news to report on the business front. We recognize that some influences on stock prices are permanent while others are fleeting. The most lethal of all is simply paying too much, and we take great pains to carefully guard against that pitfall. Knowledge, insight and judgment with respect to companies we research are our safeguards against the more fleeting dangers represented by the market's often myopic pricing mechanism. The final antidotes are time and patience. Markets do what they do in the short term, often driven by the fabled emotions of fear and greed. While subject to these influences in the short run, the appropriate long run reaction is entirely up to us. We are not forced to react, and certainly aren't compelled to sell simply because the market has changed the price quote. Quite the contrary, where we are confident that value has held or improved, we often choose to buy more as prices fall, enlarging the gap between lower price and higher intrinsic value, where capital is available. We have been exercising that very prerogative of late, and certainly suggest the same for the intrepid long-term shareholder. WE KNOW YOU ARE OUT THERE.

                          LOGISTICS AND ADMINISTRATION

In 1999, we began a practice of publishing a portfolio commentary for the two calendar quarters (March and September) when we do not publish a full annual
(June) or semi-annual (December) Fund report. In order to help reduce Fund expenses, our practice is to deliver these interim portfolio comments only as part of another mailing we are already doing. Copies of these comments can be obtained by calling us at 1-800-680-4199 and are always available on the Fund website (www.oakvaluefund.com). We will also typically furnish a portfolio commentary for the June and December time periods, which is substantially similar to the written material ultimately included in the semi-annual reports. These June and December time period commentaries will ordinarily be made available, somewhat in advance of the publication of the semi-annual report, on the Fund website (or in hard copy on request) in late January and July.

                             IMPORTANT INFORMATION

This commentary and the letter to shareholders that immediately precedes it seek to describe our current views of the market and to highlight selected activity in the Oak Value Fund (the "Fund"). Any discussion of specific securities is intended to help shareholders understand the Fund's investment style, and should not be regarded as a recommendation of any security. Displays detailing a summary of holdings (e.g., best and worst stocks, business category distribution, etc.) are based on the Fund's holdings on June 30, 2002 or held during the second quarter of 2002.

We do not attempt to address specifically how individual shareholders have fared, since shareholders also receive account statements showing their holdings and transactions. Information concerning the performance of the Fund and our recommendations over the last year are available upon request. Past performance is no indication of future performance. You should not assume that future recommendations will be as profitable or will equal the performance of past recommendations.

Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. References to securities purchased or held are only as of the date of this communication to shareholders. Although the Fund's investment adviser focuses on long-term investments, holdings are subject to change.

This portfolio commentary, and the letter to shareholders, may include statistical and other factual information obtained from third-party sources. We believe those sources to be accurate and reliable; however, we are not responsible for errors by them on which we reasonably rely. In addition, our comments are influenced by our analysis of information from a wide variety of sources and may contain syntheses, synopses, or excerpts of ideas from written or oral viewpoints provided to us by investment, industry, press and other public sources about various economic, political, central bank, and other suspected influences on investment markets.

Although our comments focus on the most recent calendar quarter, we use this perspective only because it reflects industry convention. The Fund and its investment adviser do not subscribe to the notion that three-month calendar periods or other short-term periods are either appropriate for making judgments or useful in setting long-term expectations for returns from our, or any other, investment strategy. The Fund and its investment adviser do not subscribe to any particular viewpoint about causes and effects of events in the broad capital markets, other than that they are not predictable in advance. Specifically, nothing contained in the Fund portfolio commentary, or the letter to the shareholders, should be construed as a forecast of overall market movements, either in the short or long term.

Any hyperlinks and/or references to other web sites contained in this material are provided for your convenience and information. We do not assume any responsibility or liability for any information accessed via links to or referenced in third party web sites. The existence of these links and references is not an endorsement, approval or verification by us of any content available on any third party site. In providing access to other web sites, we are not recommending the purchase or sale of the stock issued by any company, nor are we endorsing products or services made available by the sponsor of any third party web site.

Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average Annual Total Returns for the Fund for periods ended 06/30/02: Since inception (1/18/93) = 13.3%, One Year = -16.8%, Five Years =
6.3%.

For more information about the Fund, including a prospectus, please call 1-800-622-2474.

OAK VALUE FUND
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
             IN THE OAK VALUE FUND AND STANDARD & POOR'S 500 INDEX
[GRAPH]

                                                                       OAK VALUE FUND                     S&P 500 INDEX
                                                                       --------------                     -------------
1/93                                                                      $10000                             $10000
6/93                                                                       10360                              10452
12/93                                                                      12205                              10970
6/94                                                                       11818                              10599
12/94                                                                      12021                              11115
6/95                                                                       13333                              13362
12/95                                                                      15487                              15292
6/96                                                                       17205                              16836
12/96                                                                      19976                              18803
6/97                                                                       24019                              22679
12/97                                                                      27507                              25076
6/98                                                                       32319                              29518
12/98                                                                      32713                              32242
6/99                                                                       34516                              36238
12/99                                                                      31691                              39027
6/00                                                                       31787                              38861
12/00                                                                      37449                              35473
6/01                                                                       39200                              33098
12/01                                                                      37273                              31258
6/02                                                                       32611                              27144

-----------------------------------------------------------------------------------------------------------------------
                                               CUMULATIVE TOTAL RETURNS
-----------------------------------------------------------------------------------------------------------------------

                       CALENDAR   CALENDAR   CALENDAR   CALENDAR   CALENDAR   CALENDAR   CALENDAR   CALENDAR   CALENDAR
                        1993*       1994       1995       1996       1997       1998       1999       2000       2001
-----------------------------------------------------------------------------------------------------------------------
 Oak Value Fund......   22.04%     -1.54%     28.89%     28.99%     37.70%     18.93%     -3.12%     18.17%     -0.47%
 S&P 500 Index.......    9.60%      1.32%     37.58%     22.96%     33.36%     28.58%     21.04%     -9.12%    -11.90%
-----------------------------------------------------------------------------------------------------------------------

---------------------  --------------------------------------
                              CUMULATIVE TOTAL RETURNS
---------------------  --------------------------------------
                          YEAR-TO-DATE            Since
                              2002             INCEPTION*
                       (AS OF 6/30/02)(A)    (AS OF 6/30/02)
---------------------  --------------------------------------
 Oak Value Fund......       -12.51%              226.11%
 S&P 500 Index.......       -13.15%              170.10%
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------------------------
                                                                     FOR THE PERIODS ENDED JUNE 30, 2002
                                                          ---------------------------------------------------------
                                                                                                          SINCE
                                                            ONE YEAR     THREE YEARS     FIVE YEARS     INCEPTION*
-------------------------------------------------------------------------------------------------------------------
 Oak Value Fund.........................................    -16.81%         -1.87%          6.31%         13.33%
 S&P 500 Index..........................................    -17.99%         -9.19%          3.66%         11.09%
-------------------------------------------------------------------------------------------------------------------

*  Inception date of the Oak Value Fund was January 18, 1993.
(A) Unannualized.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS
Investment securities at market value (acquisition cost of
  $262,869,721)(Note 2).....................................  $ 282,676,073
Receivable for securities sold..............................      2,222,057
Receivable for capital shares sold..........................      6,125,809
Dividends receivable........................................        235,883
                                                              -------------
  TOTAL ASSETS..............................................    291,259,822
                                                              -------------
LIABILITIES
Payable for securities purchased............................      5,109,750
Payable for capital shares redeemed.........................        366,103
Distributions payable.......................................      5,750,584
Accrued expenses and other payables:
  Investment advisory fees..................................        202,832
  Administrative services fees..............................          9,240
  Accounting services fees..................................          4,507
  Shareholder services and transfer agent fees..............         51,159
  Other.....................................................         29,977
                                                              -------------
  TOTAL LIABILITIES.........................................     11,524,152
                                                              -------------

NET ASSETS..................................................  $ 279,735,670
                                                              =============
Net assets consist of:
Paid-in capital.............................................  $ 260,939,532
Accumulated net investment loss.............................              -
Distributions in excess of net realized gains...............     (1,010,214)
Net unrealized appreciation on investments..................     19,806,352
                                                              -------------
Net assets..................................................  $ 279,735,670
                                                              =============
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value).......................     11,227,020
                                                              =============
Net asset value, offering price and redemption price per
  share (Note 2)............................................  $       24.92
                                                              =============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends.................................................  $   2,694,889
  Interest..................................................            930
                                                              -------------
    TOTAL INVESTMENT INCOME.................................      2,695,819
                                                              -------------

EXPENSES
  Investment advisory fees (Note 4).........................      2,797,806
  Administrative services fees (Note 4).....................        127,457
  Shareholder services and transfer agent fees (Note 4).....        411,730
  Accounting services fees (Note 4).........................         64,739
  Professional fees.........................................         97,749
  Printing fees.............................................         78,266
  Registration fees.........................................         88,713
  Custodian fees............................................         51,048
  Trustees' fees and expenses...............................         96,795
  Insurance expense.........................................         13,550
  Miscellaneous fees........................................         17,288
                                                              -------------
    TOTAL EXPENSES..........................................      3,845,141
                                                              -------------
      Less: expenses paid by third party (Note 2)...........        (26,256)
                                                              -------------
    NET EXPENSES............................................      3,818,885
                                                              -------------

NET INVESTMENT LOSS.........................................     (1,123,066)
                                                              -------------

REALIZED AND UNREALIZED GAINS/LOSSES ON INVESTMENTS
  Net realized gains from security transactions.............      7,323,048
  Change in net unrealized appreciation/depreciation on
    investments.............................................    (64,317,938)
                                                              -------------

NET REALIZED AND UNREALIZED GAINS/LOSSES ON INVESTMENTS.....    (56,994,890)
                                                              -------------
  NET DECREASE IN NET ASSETS FROM OPERATIONS................  $ (58,117,956)
                                                              =============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               YEAR ENDED       YEAR ENDED
                                                                JUNE 30,         JUNE 30,
                                                                  2002             2001
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment loss.......................................  $  (1,123,066)   $    (369,372)
  Net realized gains from security transactions.............      7,323,048        2,637,203
  Net change in unrealized appreciation/depreciation on
    investments.............................................    (64,317,938)      59,952,472
                                                              -------------    -------------
Net increase (decrease) in net assets from operations.......    (58,117,956)      62,220,303
                                                              -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains from security transactions........     (7,323,620)      (2,647,239)
                                                              -------------    -------------
Decrease in net assets from distributions to shareholders...     (7,323,620)      (2,647,239)
                                                              -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold.................................     91,689,838      134,362,337
  Net asset value of shares issued in reinvestment of
    distributions to shareholders...........................      7,148,844        2,575,309
  Cost of shares redeemed...................................   (100,066,353)    (130,938,779)
                                                              -------------    -------------
Net increase (decrease) in net assets from capital share
  transactions..............................................     (1,227,671)       5,998,867
                                                              -------------    -------------

NET INCREASE/DECREASE IN NET ASSETS.........................    (66,669,247)      65,571,931

NET ASSETS:
  Beginning of year.........................................    346,404,917      280,832,986
                                                              -------------    -------------
  End of year...............................................  $ 279,735,670    $ 346,404,917
                                                              =============    =============

SUMMARY OF CAPITAL SHARE ACTIVITY:
  Shares sold...............................................      3,273,670        4,669,761
  Shares issued in reinvestment of distributions to
    shareholders............................................        280,135           87,533
  Shares redeemed...........................................     (3,594,574)      (4,666,464)
                                                              -------------    -------------
  Net increase (decrease) in shares outstanding.............        (40,769)          90,830
  Shares outstanding, beginning of year.....................     11,267,789       11,176,959
                                                              -------------    -------------
  Shares outstanding, end of year...........................     11,227,020       11,267,789
                                                              =============    =============

See accompanying notes to financial statements.

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                        YEAR         YEAR         YEAR         YEAR         YEAR
                                        ENDED        ENDED        ENDED        ENDED        ENDED
                                      JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                        2002         2001         2000         1999         1998
---------------------------------------------------------------------------------------------------
Net asset value beginning of year...  $   30.74    $   25.13    $   27.96    $   27.04    $   20.63
                                      ---------    ---------    ---------    ---------    ---------

Income from investment operations:
  Net investment income (loss)......      (0.10)       (0.03)        0.11         0.07         0.05
  Net realized and unrealized gains
    (losses) on investments.........      (5.05)        5.88        (1.48)        1.76         6.98
                                      ---------    ---------    ---------    ---------    ---------
Total from investment operations....      (5.15)        5.85        (1.37)        1.83         7.03
                                      ---------    ---------    ---------    ---------    ---------

Less distributions:
  From net investment income........          -            -        (0.11)       (0.07)       (0.05)
  From net realized gains from
    security transactions...........      (0.67)       (0.24)       (1.30)       (0.81)       (0.44)
  In excess of net realized gains...          -            -        (0.05)       (0.03)       (0.13)
                                      ---------    ---------    ---------    ---------    ---------
Total distributions.................      (0.67)       (0.24)       (1.46)       (0.91)       (0.62)
                                      ---------    ---------    ---------    ---------    ---------

Net asset value at end of year......  $   24.92    $   30.74    $   25.13    $   27.96    $   27.04
                                      =========    =========    =========    =========    =========

Total return........................    (16.81%)      23.32%       (7.91%)       6.80%       34.56%
                                      =========    =========    =========    =========    =========

Net assets at end of year (000's)...  $ 279,736    $ 346,405    $ 280,833    $ 624,773    $ 433,903
                                      =========    =========    =========    =========    =========

Ratio of expenses to average net
  assets(a).........................      1.23%        1.22%        1.13%        1.10%        1.22%
Ratio of net investment income
  (loss) to average net assets......     (0.36%)      (0.12%)       0.28%        0.27%        0.41%

Portfolio turnover rate.............        63%          52%          22%          38%          15%

(a) Absent fee waivers and/or expense reimbursements by the Adviser, and the use of earnings credits on cash balances, the ratios of expenses to average net assets would have been 1.24%, 1.23%, and 1.14% for the years ended June 30, 2002, June 30, 2001, and June 30, 2000.

See accompanying notes to financial statements.

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002
--------------------------------------------------------------------------------

                                                                               MARKET
  SHARES                         COMMON STOCKS (92.2%)                          VALUE
-----------------------------------------------------------------------------------------
              BASIC MATERIALS (2.0%):
   175,175    International Flavors & Fragrances, Inc. ...................  $   5,691,436

              CONSUMER RELATED (12.8%):
   444,200    Constellation Brands, Inc. - Class A (b)....................     14,214,400
   501,525    Republic Services, Inc. (b).................................      9,564,082
   317,500    Tupperware Corp. ...........................................      6,600,825
   148,750    Zale Corp. (b)..............................................      5,392,188
                                                                            -------------
                                                                               35,771,495
                                                                            -------------

              DIVERSIFIED (15.4%):
       115    Berkshire Hathaway, Inc. - Class A (b)......................      7,682,000
     9,054    Berkshire Hathaway, Inc. - Class B (b)......................     20,226,635
   955,575    Cendant Corp. (b)...........................................     15,174,531
                                                                            -------------
                                                                               43,083,166
                                                                            -------------

              FINANCE RELATED (16.0%):
   266,725    Ambac Financial Group, Inc. ................................     17,923,919
   183,050    Equifax, Inc. ..............................................      4,942,350
   244,625    Household International, Inc. ..............................     12,157,863
   285,975    J.P. Morgan Chase & Co. ....................................      9,700,272
                                                                            -------------
                                                                               44,724,404
                                                                            -------------

              HEALTHCARE (8.1%):
   203,605    Merck & Co., Inc. ..........................................     10,310,557
   504,550    Schering-Plough Corp. ......................................     12,411,930
                                                                            -------------
                                                                               22,722,487
                                                                            -------------

              INSURANCE (12.7%):
   412,875    AFLAC, Inc..................................................     13,212,000
   164,000    PartnerRe Ltd. .............................................      8,027,800
   169,825    XL Capital Ltd. - Class A...................................     14,384,178
                                                                            -------------
                                                                               35,623,978
                                                                            -------------

              MARKETING SERVICES (3.9%):
   444,675    The Interpublic Group of Cos., Inc. ........................     11,010,153
                                                                            -------------

              MEDIA (9.2%):
   227,025    Dow Jones & Co., Inc. ......................................     10,999,361
   133,985    The Scripps (E.W.) Co. - Class A............................     10,316,845
   225,000    The Walt Disney Co. ........................................      4,252,500
                                                                            -------------
                                                                               25,568,706
                                                                            -------------

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                               MARKET
  SHARES                   COMMON STOCKS (92.2%) (CONTINUED)                    VALUE
-----------------------------------------------------------------------------------------
              TECHNOLOGY (1.8%):
   333,075    Hewlett-Packard Co. ........................................  $   5,089,386
                                                                            -------------

              TELECOMMUNICATIONS (10.3%):
 3,119,625    Charter Communications, Inc. - Class A (b)..................     12,728,070
   671,975    Comcast Corp. - Special Class A (b).........................     16,019,884
                                                                            -------------
                                                                               28,747,954
                                                                            -------------
              TOTAL COMMON STOCKS (COST $238,978,091).....................  $ 258,033,165
                                                                            -------------

              CASH EQUIVALENTS (4.4%):
12,260,014    First American Government Obligation Fund - Class S.........     12,260,014
                                                                            -------------
              TOTAL CASH EQUIVALENTS (COST $12,260,014)...................     12,260,014
                                                                            -------------

PRINCIPAL
  AMOUNT
 (000'S)
---------
              U.S. GOVERNMENT AGENCY OBLIGATIONS (1.8%):
$    4,941    Federal Home Loan Bank, 5.55%, 7/1/02.......................      4,941,000
                                                                            -------------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
              $4,940,562).................................................  $   4,941,000
                                                                            -------------

  SHARES
  ------
              MISCELLANEOUS SECURITIES (2.7%)
   176,850    Miscellaneous Securities....................................      7,441,894
                                                                            -------------

              TOTAL MISCELLANEOUS SECURITIES (COST $6,691,054)............  $   7,441,894
                                                                            -------------
              TOTAL INVESTMENTS (COST $262,869,721)(a)(101.1)%............  $ 282,676,073
              LIABILITIES IN EXCESS OF OTHER ASSETS(-1.1)%................     (2,940,403)
                                                                            -------------
              NET ASSETS(100.0)%..........................................  $ 279,735,670
                                                                            =============

(a) For federal income tax purposes, cost is $263,879,934, and unrealized appreciation of securities is as follows:

          Unrealized appreciation.....  $ 45,338,461
          Unrealized depreciation.....   (26,542,322)
                                        ------------
          Net unrealized
           appreciation...............  $ 18,796,139
                                        ============

(b) Non-income producing security.

See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002
--------------------------------------------------------------------------------

1. ORGANIZATION

The Oak Value Fund (the "Fund") is a diversified series of shares of The Tuscarora Investment Trust (the "Trust"). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act), was organized as a Massachusetts business trust on March 3, 1995. The Fund itself began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The investment objective of the Fund is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks traded in domestic and foreign markets.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities and other assets for which no quotations are readily available are valued in good faith at fair value using methods approved by the Board of Trustees.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements from financial institutions such as banks and broker-dealers that the Trust's investment adviser deems creditworthy under the guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid semi-annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined using the specific identification cost method. Interest income is recognized on an accrual basis and dividends are recorded on the ex-dividend date.

FEDERAL INCOME TAX -- It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

OTHER -- The Fund may maintain a cash balance with the custodian and receive a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For the year ended June 30, 2002, the reduction of custodian fees and expenses was $26,256. This arrangement has no or little effect on net investment income as the Fund would otherwise invest such cash amounts in short term interest-bearing assets.

3. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $185,672,091 and $201,323,358, respectively, for the year ended June 30, 2002.

4. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Oak Value Capital Management, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION, TRANSFER AGENCY AND FUND ACCOUNTING AGREEMENTS
BISYS Fund Services Ohio, Inc. (BISYS) serves as the administrator, transfer agent and fund accounting services agent for the Trust.

Under the terms of the Administration Agreement with the Trust, BISYS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. BISYS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, BISYS receives a monthly fee based on the Fund's average daily net assets.

Under the terms of the Transfer Agency Agreement with the Trust, BISYS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, BISYS receives a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund reimburses BISYS for out-of-pocket expenses including, but not limited to, postage and supplies.

Under the terms of the Fund Accounting Agreement with the Trust, BISYS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, BISYS receives a monthly fee based on the Fund's average daily net assets. In addition, the Fund pays certain out-of-pocket expenses incurred by BISYS in obtaining valuations for the Fund's portfolio securities.

Certain trustees and officers of the Trust are also officers of the Adviser or BISYS. Such trustees and officers receive no direct payments or fees from the Trust for serving as officers.

5. FEDERAL INCOME TAX INFORMATION

The tax character of distributions from the Fund during the fiscal year ended June 30, 2002 was as follows (amounts in thousands):


Distributions paid from:
     Net Investment Income..................................   $    -
     Net Long Term Capital Gains............................    3,015
                                                               ------
  Total Distributions Paid*:................................   $3,015
                                                               ======

* Total distributions paid differ from Statement of Changes in Net Assets because distributions of $1,441,493 payable as of June 30, 2001 were paid during the fiscal year ended June 30, 2002, and distributions of $5,750,584 payable as of June 30, 2002 will be paid during the fiscal year ending June 30, 2003 for federal income tax purposes.

As of June 30, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):


Undistributed Ordinary Income:..............................   $     -
Undistributed Long Term Capital Gains.......................     5,750
                                                               -------
Accumulated Earnings........................................     5,750
Distribution Payable........................................    (5,750)
Accumulated Capital and Other Losses........................         -
Unrealized Appreciation/Depreciation........................    18,796
                                                               -------
Total Accumulated Earnings/(Deficit)........................   $18,796
                                                               =======

6. CHANGE IN AUDITORS

On June 12, 2002, the Board of Directors approved the decision to change independent accountants and engage Deloitte & Touche, LLP as its new independent accountants for the fiscal year ended June 30, 2002.

7. CHANGE IN CUSTODIAN

On June 12, 2002, the Board of Directors approved the decision to change custodian and engage U.S. Bank, N.A. as its new Custodian as of June 18, 2002.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Oak Value Fund of the Tuscarora Investment Trust:

We have audited the accompanying statement of assets and liabilities of the Oak Value Fund (the "Fund"), a series of the Tuscarora Investment Trust, including the portfolio of investments, as of June 30, 2002, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2001 and the financial highlights for the periods ended June 30, 2001, June 30, 2000, June 30, 1999 and June 30, 1998 were audited by other auditors whose report, dated August 3, 2001, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oak Value Fund as of June 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Columbus, Ohio
August 22, 2002

                             TRUSTEES AND OFFICERS

OFFICERS AND INTERESTED TRUSTEES. The table below sets forth certain information about each of the Trust's Interested Trustees, as well as its executive officers.

-------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                              TERM OF                                  PORTFOLIOS       OTHER
                            POSITION(S)    OFFICE; TERM                                 IN FUND    DIRECTORSHIPS(1)
                             HELD WITH       SERVED IN      PRINCIPAL OCCUPATION(S)     COMPLEX        HELD BY
NAME, ADDRESS, AND AGE         TRUST          OFFICE          DURING PAST 5 YEARS       OVERSEEN       TRUSTEE
-------------------------------------------------------------------------------------------------------------------
 George W. Brumley, III*   Trustee and     Indefinite;     For more than the past          1             None
 3100 Tower Blvd.          President       Since:          five years, Mr. Brumley
 Suite. 700                                May 1995        has been Chairman, CEO,
 Durham, NC 27707                                          Director, Treasurer and
 Age: 42                                                   Portfolio Manager with Oak
                                                           Value Capital Management,
                                                           Inc.
-------------------------------------------------------------------------------------------------------------------
 Matthew F. Sauer*         Trustee and     Indefinite;     For more than the past          1             None
 3100 Tower Blvd.          Vice President  Since:          five years, Mr. Sauer has
 Suite 700                                 February 2002   been Senior Vice
 Durham, NC 27707                                          President, Director of
 Age: 41                                                   Research and Portfolio
                                                           Manager with Oak Value
                                                           Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
 Elba Vasquez              Vice President  Indefinite;     Vice President of BISYS         1             None
 90 Park Avenue                            Since:          Fund Services, Inc.; prior
 10th Floor                                February 2002   to April 2001, Client
 New York, NY 10016                                        Services Manager with
 Age: 40                                                   Funds Distributor, Inc.,
                                                           Marketing Coordinator of
                                                           Fund Services and
                                                           Financial Officer in Sales
                                                           and Marketing with U.S.
                                                           Trust Company of New York.
-------------------------------------------------------------------------------------------------------------------
 Nadeem Yousaf             Treasurer       Indefinite;     Vice President of BISYS         1             None
 3435 Stelzer Road                         Since:          Fund Services, Inc.; prior
 Columbus, OH 43219                        November 1999   to August 1999, Director
 Age: 33                                                   of Canadian Operations
                                                           with Investors Bank &
                                                           Trust.
-------------------------------------------------------------------------------------------------------------------
 Peter M. Sullivan         Secretary       Indefinite;     Counsel, BISYS Fund             1             None
 60 State Street                           Since:          Services, Inc.; prior to
 Suite 1300                                February 2002   November 2001, Attorney
 Boston, MA 02109                                          with Goodwin Procter LLP,
 Age: 34                                                   Associate Product Manager
                                                           with Fidelity Management &
                                                           Research Corp.
-------------------------------------------------------------------------------------------------------------------

* Messrs. Brumley and Sauer may each be deemed to be an "interested person," as defined by the 1940 Act, because of their employment with Oak Value Capital Management, Inc., the investment adviser to the Trust.

(1 )Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Trust's Independent Trustees.

-------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                              TERM OF                                  PORTFOLIOS       OTHER
                            POSITION(S)    OFFICE; TERM                                 IN FUND    DIRECTORSHIPS(1)
                             HELD WITH       SERVED IN      PRINCIPAL OCCUPATION(S)     COMPLEX        HELD BY
NAME, ADDRESS, AND AGE         TRUST          OFFICE          DURING PAST 5 YEARS       OVERSEEN       TRUSTEE
-------------------------------------------------------------------------------------------------------------------
 C. Russell Bryan          Trustee         Indefinite;     Director of Brookwood           1             None
 112 Tryon Plaza                           Since:          Associates, Inc. (an
 Suite 1500                                May 1995        investment banking firm);
 Charlotte, NC 28284                                       prior to April 1999,
 Age: 41                                                   Principal with NationsBanc
                                                           Montgomery Securities,
                                                           Inc. (an investment
                                                           banking firm).
-------------------------------------------------------------------------------------------------------------------
 John M. Day               Trustee         Indefinite;     For more than the past          1             None
 5151 Glenwood Ave.                        Since:          five years, Mr. Day has
 Raleigh, NC 27612                         May 1995        been Managing Partner,
 Age: 47                                                   Maynard Capital Partners
                                                           (an investment firm).
-------------------------------------------------------------------------------------------------------------------
 Joseph T. Jordan, Jr.     Trustee         Indefinite;     For more than the past          1             None
 1816 Front Street                         Since:          five years, Mr. Jordan has
 Suite 320                                 May 1995        served as the President of
 Durham, NC 27705                                          Practice Management
 Age: 56                                                   Services, Inc. (a medical
                                                           practice management firm).
-------------------------------------------------------------------------------------------------------------------
 Charles T. Manatt, Esq.   Trustee         Indefinite;     Founder, Manatt, Phelps &       1             None
 1501 M Street, NW                         Since:          Phillips, L.L.P. (a law
 Suite 700                                 February 2002   firm); from 1999-2001,
 Washington, DC                                            served as U.S. Ambassador
 20005-1700                                                to the Dominican Republic.
 Age: 66
-------------------------------------------------------------------------------------------------------------------

(1) Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

The Statement of Additional Information ("SAI") includes additional information about the Trust's directors and officers. To obtain a copy of the SAI, without charge, call (800) 622-2474.

OAK VALUE FUND

INVESTMENT ADVISER
Oak Value Capital Management, Inc.
3100 Tower Boulevard, Suite 700
Durham, North Carolina 27707
1-800-680-4199
www.oakvaluefund.com

ADMINISTRATOR
BISYS Fund Services, Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

INDEPENDENT AUDITORS
Deloitte & Touche LLP
155 East Broad Street
Columbus, Ohio 43215

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street, M.L.CN-WN-06TC
Cincinnati, OH 45202

BOARD OF TRUSTEES
George W. Brumley, III
C. Russell Bryan
John M. Day
Joseph T. Jordan, Jr.
Charles T. Manatt
Matthew F. Sauer

OFFICERS
George W. Brumley, III, President
Matthew F. Sauer, Vice President
Elba Vasquez, Vice President
Nadeem Yousaf, Treasurer
Peter M. Sullivan, Secretary
This report is for the information of the shareholders of the Oak Value Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

                                 Annual Report

                                 June 30, 2002

                                 OAK VALUE FUND

                              www.oakvaluefund.com